UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 900 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02Results of Operations and Financial Condition.

On July 31, 2018, Solaris Oilfield Infrastructure, Inc. (the “Company”) issued a press release announcing its operating and financial results for the quarter ended June 30, 2018, as well as the resignation of Gregory A. Lanham from his positions as the Chief Executive Officer of the Company and a member of the board of directors (the “Board”) of the Company, the appointment of William A. Zartler as the Chief Executive Officer of the Company and the appointment of Kyle S. Ramachandran as President of the Company. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Chief Executive Officer and Director Resignation

Effective July 30, 2018, the Company announced that Gregory A. Lanham, the Chief Executive Officer of the Company and a member of the Board, resigned from his positions as the Chief Executive Officer of the Company and a member of the Board. Mr. Lanham’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Mr. Zartler as Chief Executive Officer

In connection with Mr. Lanham’s resignation, the Company also announced the appointment of William A. Zartler (age 53), founder and currently the Chairman of the Board, as the Chief Executive Officer of the Company, effective July 30, 2018. Mr. Zartler will remain as the Chairman of the Board in addition to his new role as Chief Executive Officer. Mr. Zartler served as a manager and as the Chief Executive Officer and Chairman of the Company’s predecessor from October 2014 through the Company’s initial public offering in May 2017 and has served as a member of the Board since February 2017. Mr. Zartler is also Chief Executive Officer of Solaris Midstream Holdings, LLC, a midstream company that owns, operates and designs crucial midstream assets across key U.S. basins and is currently focused on water-specific midstream solutions in the Permian Basin. Mr. Zartler has extensive experience in both energy industry investing and managing growth businesses. Prior to founding the Company’s predecessor, in January 2013 Mr. Zartler founded Solaris Energy Capital, LLC (“Solaris Energy Capital”), a private investment firm focused on investing in and managing emerging, high growth potential businesses primarily in midstream energy and oilfield services, including the Company, and Mr. Zartler continues to serve as the sole member and manager of Solaris Energy Capital. Mr. Zartler also founded Loadcraft Site Services, LLC and served as its Executive Chairman from February 2014 to September 2014. Prior to founding Solaris Energy Capital, Mr. Zartler was a founder and Managing Partner of Denham Capital Management (“Denham”), a $7 billion global energy and commodities private equity firm, from its inception in 2004 to January 2013. Mr. Zartler led Denham’s global investing activity in the midstream and oilfield services sectors and served on the firm’s Investment and Executive Committees. Previously, Mr. Zartler held the role of Senior Vice President and General Manager at Dynegy Inc., building and managing the natural gas liquids business. Mr. Zartler also served as a director of the general partner of NGL Partners LP (NYSE: NGL) from its inception in September 2012 to August 2013. Mr. Zartler began his career at Dow Hydrocarbons and Resources. Mr. Zartler received a Bachelor of Science in Mechanical Engineering from the University of Texas at Austin and a Masters of Business Administration from Texas A&M University. Mr. Zartler serves on the Engineering Advisory Board of the Cockrell School of Engineering at the University of Texas at Austin.

The description of the compensatory arrangements and any other material plan, contract or arrangement with the Company to which Mr. Zartler is a party and, to the extent applicable, the information required by Item 404(a) of Regulation S-K are included in the Company’s definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 4, 2018 (the “2018 Proxy Statement”) and incorporated herein by reference.

Appointment of Mr. Ramachandran as President

Also effective July 30, 2018, the Company announced the appointment of Kyle S. Ramachandran (age 33), currently the Company’s Chief Financial Officer, as the President of the Company. Mr. Ramachandran will remain as the Chief Financial Officer of the Company in addition to his new role as President. Mr. Ramachandran was named the Company’s Chief Financial Officer in February 2017. Mr. Ramachandran was previously the Vice President, Corporate Development and Strategy of the Company’s predecessor from October 2014 to January 2017, Secretary of the Company’s predecessor from December 2014 to July 2017 and the Vice President of Solaris Energy Capital from February 2014 to September 2014. From August 2011 to January 2014, Mr. Ramachandran was a member of the Barra Energia management team, a private equity sponsored E&P company based in Rio de Janeiro. From 2009 to 2011, Mr. Ramachandran was an Associate at First Reserve, a global energy-focused private equity firm. Mr. Ramachandran began his career as an investment banker in the Mergers & Acquisitions Group at Citigroup. Mr. Ramachandran received a Bachelor of Science in Finance and Accounting from the Carroll School of Management Honors Program at Boston College, where he graduated cum laude.

The description of the compensatory arrangements and any other material plan, contract or arrangement with the Company to which Mr. Ramachandran is a party and, to the extent applicable, the information required by Item 404(a) of Regulation S-K are included in the 2018 Proxy Statement and incorporated herein by reference.

Item 7.01Regulation FD

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Solaris Oilfield Infrastructure, Inc. press release dated July 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2018

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer